UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 31, 2006


                      GRIDLINE COMMUNICATIONS HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                  000-30383                 54-1964054
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(State or other jurisdiction of    (Commission                (IRS Employer
        incorporation)             File Number)              Identification No.)


   14090 Southwest Frwy., Suite 300, Sugarland, TX               77478
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      (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (281) 340-8518

                           North Shore Capital IV Inc.
                              2208 Pershing Avenue
                           Sheboygan, Wisconsin 53083

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Effective January 24, 2006, Mr. Stanford D. Milnes resigned as a Executive Vice President of Sales and Marketing. Such resignations were not the result of any disagreement between the Registrant and Mr. Milnes. See Mr. Milne's resignation letter attached as Exhibit 17.

         The Registrant is considering other candidates to fill the vacancy created by Mr. Milne's resignation.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         a) Not applicable.

         b) Not applicable.

         c) Exhibits

            17. Letter from resigning officer Mr. Stanford D. Milnes, dated January 24, 2006


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: January 31, 2006

                                            GRIDLINE COMMUNICATIONS
                                            HOLDINGS INC.

                                            By: /s/ Blaize N. Kaduru
                                                ---------------------------
                                                Name: Blaize N. Kaduru
                                                Title: President and Chief
                                                       Executive Officer